FORM 8-K/A
AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007
MBF Healthcare Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33396	22-3934207

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1100, Coral Gables, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(305) 461-1162

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1 Audited Balance Sheet

Explanatory Note
     MBF Healthcare Acquisition Corp. is filing this Amendment No. 1 to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on April 27, 2007 (the “Form 8-K”), for the purpose of filing an updated audited balance sheet to reflect the exercise by the underwriters of the over-allotment option relating to the previously announced initial public offering.
ITEM 8.01 — OTHER EVENTS
     On May 8, 2007, MBF Healthcare Acquisition Corp. announced the full exercise of the over-allotment option relating to its initial public offering (“IPO”) for an additional 2,812,500 units. The 21,562,500 units sold in the IPO, including the 2,812,500 units sold pursuant to the over-allotment option, were sold at an offering price of $8.00 per unit, generating total gross proceeds of $172,500,000. An audited balance sheet of the Company as of May 8, 2007 reflecting exercise of the over-allotment option is included as Exhibit 99.1 to this Amendment No. 1 to the Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
d) Exhibits

Exhibit
No.	Description
99.1	Audited Balance Sheet

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2007	MBF HEALTHCARE ACQUISITION CORP.
/s/ Miguel B. Fernandez
Miguel B. Fernandez
Chairman and Chief Executive Officer

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